SUPPLEMENT TO:

Calvert Social Investment Fund (CSIF) Balanced Portfolio
CSIF Equity Portfolio
CSIF Enhanced Equity Portfolio
CSIF Bond Portfolio
Calvert Social Index Fund
Calvert Large Cap Growth Fund
Calvert Capital Accumulation Fund
Calvert World Values Fund (CWVF) International Equity Fund
Calvert New Vision Small Cap Fund
Calvert Income Fund
Calvert Short Duration Income Fund

Prospectuses dated: January 31, 2004

Calvert Tax-Free Reserves (CTFR) Limited-Term Portfolio
CTFR Long-Term Portfolio
Calvert National Municipal Intermediate Fund
CTFR Vermont Municipal Fund
Calvert California Limited-Term Municipal Fund

Prospectuses dated: April 30, 2004

Date of this Supplement: July 27, 2004

The following supplements the information in the above prospectuses regarding How to Buy Shares :

In determining the applicable Class A sales load breakpoints/discount, you may take into account the higher of cost or current value of your existing holdings of any class of Calvert's non-money market funds, including shares held by your family group and through your retirement plan(s).

Once the total balance of your existing Class B holdings of  Calvert's funds reaches or exceeds $100,000, you should make future investments in Class A or Class C shares, rather than Class B, since you will qualify for Class A sales load breakpoints/discount.

Once the total balance of your existing Class C holdings of  Calvert's funds reaches or exceeds $1,000,000, you should make future investments in Class A since you will qualify to purchase Class A shares with no sales load.